UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS, INC.
Case Number:      01-47330

                       CHAPTER 11 MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING December 31, 2001
                                          -----------------

         Comes Now, ARCH WIRELESS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing December 1, 2001 and ending December 31, 2001 as shown by report and exhibits consisting of 32 pages and containing the following as indicated:

           X                 Monthly Reporting Questionnaire

           X                 Comparative Balance Sheets

           X                 Summary Accounts Receivable

           X                 Schedule Liabilities Not Subject to Compromise

           X                 Income Statement

           X                 Statement of Sources and Uses of Cash


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


      January 30, 2002                           DEBTOR-IN-POSSESSION
----------------------------
          Date

                                       By:  /s/ J. Roy Pottle
                                          ----------------------------------


                                       Name & Title: J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                       Address:      Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                       Telephone No.:(508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001




1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------
                                                  Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --      $       --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------       ---------       ---------
Total Executive Payroll:                       $      --       $      --       $      --       $      --
                                               =========       =========       =========       =========


            All wages and taxes are paid by an operating subsidiary,
                          Arch Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001



2.   Insurance: Is workers' compensation and other insurance in effect?   Yes
     Are payments current?   Yes   If any policy has lapsed, been replaced or
     renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Comprehensive Crime      Great American   $5,000,000      To be issued    2/15/02        $26,850       2/15/02
(renewed)
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Primary Property         Crum & Forster   $10,000,000     To be issued    12/15/02       $802,500      12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property & Cal    Clarendon
Quake                    National Ins     50% of
                         Company          $20,000,000     To be issued    12/15/02       $93,625       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property & Cal    Empire Fire &
Quake                    Marine Ins       50% of
                         Company          $20,000,000     To be issued    12/15/02       $93,625       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          The Hartford     $25,000,000     To be issued    12/15/02       $53,500       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          Travelers Ins    $20,000,000     To be issued    12/15/02       $96,300       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          Westchester      $25,000,000     To be issued    12/15/02       $32,100       12/15/02
                         Surplus Lines
                         Ins Company
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------


3.   Bank Accounts:

The debtor has no disbursement bank accounts and has made no disbursements during the period covered by this report.


4. Post-Petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001



                               ARCH WIRELESS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                               NOVEMBER 30,    DECEMBER 31,
                                                                  2001           2001
                                                                  ----           ----
                                 ASSETS
   Current assets:
      Cash and cash equivalents ............................   $      --      $      --
      Accounts receivable, net .............................          --             --
      Inventories ..........................................          --             --
      Prepaid expenses and other ...........................          --             --
                                                               -----------    -----------
        Total current assets ...............................          --             --
                                                               -----------    -----------
   Property and equipment, at cost .........................          --             --
   Less accumulated depreciation and amortization ..........          --             --
                                                               -----------    -----------
   Property and equipment, net .............................          --             --
                                                               -----------    -----------
   Investments in subsidiaries .............................     1,246,331      1,246,331
                                                               -----------    -----------
                                                               $ 1,246,331    $ 1,246,331
                                                               ===========    ===========
              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
   Liabilities not subject to compromise:
      Accounts payable - post petition .....................   $      --      $      --
      Accrued restructuring charges ........................          --             --
      Accrued expenses .....................................          --             --
      Accrued interest .....................................          --             --
      Customer deposits and deferred revenue ...............          --             --
       Other long-term liabilities .........................          --             --
                                                               -----------    -----------
        Total liabilities not subject to compromise ........          --             --
                                                               -----------    -----------
   Liabilities subject to compromise:
      Current maturities of long-term debt .................       114,080        114,080
      Accounts payable - pre petition ......................          --             --
      Accrued restructuring charges ........................          --             --
      Accrued expenses .....................................          --             --
      Accrued interest .....................................         9,040          9,040
      Redeemable preferred stock ...........................       119,700        119,700
                                                               -----------    -----------
        Total liabilities subject to compromise ............       242,820        242,820
                                                               -----------    -----------
   Stockholders' equity (deficit):
      Common stock--$.01 par value .........................         1,824          1,824
      Additional paid-in capital ...........................     1,107,233      1,107,233
      Accumulated deficit ..................................      (105,546)      (105,546)
                                                               -----------    -----------
        Total stockholders' equity (deficit) ...............     1,003,511      1,003,511
                                                               -----------    -----------
                                                               $ 1,246,331    $ 1,246,331
                                                               ===========    ===========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on
                               December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001


                               ARCH WIRELESS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)


None.




                               ARCH WIRELESS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE
                 Beginning      Amount
                    Tax      Withheld or                Ending Tax    Delinquent
                 Liability     Accrued     Amount Paid   Liability       Taxes
                 ---------     -------     -----------   ---------       -----
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE
             Total Due    0-30 days     31-60 days    61-90 days   Over 90 days
             ---------    ---------     ----------    ----------   ------------
None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001


                               ARCH WIRELESS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                               DECEMBER 1,
                                                                MONTH ENDED      2001 TO
                                                               DECEMBER 31,   DECEMBER 31,
                                                                   2001           2001

Total revenues..............................................    $          --  $          --
Cost of products sold.......................................               --             --
                                                              ---------------  -------------
                                                                           --             --
                                                              ---------------  -------------
Operating expenses:
   Service, rental and maintenance..........................               --             --
   Selling..................................................               --             --
   General and administrative...............................               --             --
   Depreciation and amortization............................               --             --
   Other operating expense..................................               --             --
                                                                -------------  -------------
     Total operating expenses...............................               --             --
                                                                -------------  -------------
Operating income (loss).....................................               --             --
Interest expense, net.......................................               --             --
Other income (expense)......................................               --             --
                                                                -------------  -------------
Net income (loss)...........................................    $          --  $          --
                                                                =============  =============




   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001


                               ARCH WIRELESS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                           MONTH ENDED
                                                                                        DECEMBER 31, 2001
Cash flows from operating activities:
   Net income (loss)................................................................       $        --
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
     Depreciation and amortization..................................................                --
     Accounts receivable loss provision.............................................                --
     Changes in assets and liabilities, net of effect from acquisition of company:
        Accounts receivable.........................................................                --
        Inventories.................................................................                --
        Prepaid expenses and other..................................................                --
        Accounts payable and accrued expenses.......................................                --
        Customer deposits and deferred revenue......................................                --
        Other long-term liabilities.................................................                --
                                                                                           -----------
Net cash provided by operating activities...........................................                --
                                                                                           -----------

Cash flows from investing activities:
   Additions to property and equipment, net.........................................                --
   Additions to intangible and other assets.........................................                --
                                                                                           -----------
Net cash used for investing activities..............................................                --
                                                                                           -----------

Cash flows from financing activities:
   Issuance of long-term debt.......................................................                --
   Repayment of long-term debt......................................................                --
   Net proceeds from sale of common stock...........................................                --
                                                                                           -----------
Net cash provided by financing activities...........................................                --
                                                                                           -----------
Net (decrease) increase in cash and cash equivalents................................                --
Cash and cash equivalents, beginning of period......................................                --
                                                                                           -----------
Cash and cash equivalents, end of period............................................       $        --
                                                                                           ===========

Supplemental disclosure:
   Interest paid....................................................................       $        --
                                                                                           ===========
   Preferred stock dividend.........................................................       $        --
                                                                                           ===========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: December 2001




         The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

         The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS COMMUNICATIONS, INC.
Case Number:      01-46865

                       CHAPTER 11 MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING December 31, 2001
                                          -----------------

         Comes Now, ARCH WIRELESS COMMUNICATIONS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing December 1, 2001 and ending December 31, 2001 as shown by report and exhibits consisting of 32 pages and containing the following as indicated:

            X                 Monthly Reporting Questionnaire

            X                 Comparative Balance Sheets

            X                 Summary Accounts Receivable

            X                 Schedule Liabilities Not Subject to Compromise

            X                 Income Statement

            X                 Statement of Sources and Uses of Cash


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


       January 30, 2002                          DEBTOR-IN-POSSESSION
--------------------------------
             Date

                                       By:  /s/ J. Roy Pottle
                                          ----------------------------------


                                       Name & Title: J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                       Address:      Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                       Telephone No.:(508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001



1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.



Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------
                                                  Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --      $       --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------       ---------       ---------
Total Executive Payroll:                       $      --       $      --       $      --       $      --
                                               =========       =========       =========       =========


            All wages and taxes are paid by an operating subsidiary,
                          Arch Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001


2.   Insurance: Is workers' compensation and other insurance in effect?   Yes
     Are payments current?   Yes   If any policy has lapsed, been replaced or
     renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Comprehensive Crime      Great American   $5,000,000      To be issued    2/15/02        $26,850       2/15/02
(renewed)
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Primary Property         Crum & Forster   $10,000,000     To be issued    12/15/02       $802,500      12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property & Cal    Clarendon
Quake                    National Ins     50% of
                         Company          $20,000,000     To be issued    12/15/02       $93,625       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property & Cal    Empire Fire &
Quake                    Marine Ins       50% of
                         Company          $20,000,000     To be issued    12/15/02       $93,625       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          The Hartford     $25,000,000     To be issued    12/15/02       $53,500       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          Travelers Ins    $20,000,000     To be issued    12/15/02       $96,300       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          Westchester      $25,000,000     To be issued    12/15/02       $32,100       12/15/02
                         Surplus Lines
                         Ins Company
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------


3.   Bank Accounts:

The debtor has no disbursement bank accounts and has made no disbursements during the period covered by this report.


4. Post-Petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001


                       ARCH WIRELESS COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                                              NOVEMBER 30,    DECEMBER 31,
                                                                                  2001            2001
                                                                                  ----            ----
                                 ASSETS
   Current assets:
      Cash and cash equivalents ............................................   $      --      $      --
      Accounts receivable, net .............................................          --             --
      Inventories ..........................................................          --             --
      Prepaid expenses and other ...........................................          --             --
                                                                               -----------    -----------
        Total current assets ...............................................          --             --
                                                                               -----------    -----------
   Property and equipment, at cost .........................................          --             --
   Less accumulated depreciation and amortization ..........................          --             --
                                                                               -----------    -----------
   Property and equipment, net .............................................          --             --
                                                                               -----------    -----------
   Investment in subsidiary ................................................     1,462,291      1,462,291
                                                                               -----------    -----------
                                                                               $ 1,462,291    $ 1,462,291
                                                                               ===========    ===========
              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
   Liabilities not subject to compromise:
      Accounts payable - post petition .....................................   $      --      $      --
      Accrued restructuring charges ........................................          --             --
      Accrued expenses .....................................................          --             --
      Accrued interest .....................................................          --             --
      Customer deposits and deferred revenue ...............................          --             --
       Other long-term liabilities .........................................          --             --
                                                                               -----------    -----------
        Total liabilities not subject to compromise ........................          --             --
                                                                               -----------    -----------
   Liabilities subject to compromise:
      Current maturities of long-term debt .................................       502,000        502,000
      Accounts payable - pre petition ......................................          --             --
      Accrued restructuring charges ........................................          --             --
      Accrued expenses .....................................................          --             --
      Accrued interest .....................................................        46,759         46,759
                                                                               -----------    -----------
        Total liabilities subject to compromise ............................       548,759        548,759
                                                                               -----------    -----------
   Stockholders' equity (deficit):
      Common stock--$.01 par value .........................................          --             --
      Additional paid-in capital ...........................................     1,204,816      1,204,816
      Accumulated deficit ..................................................      (291,284)      (291,284)
                                                                               -----------    -----------
        Total stockholders' equity (deficit) ...............................       913,532        913,532
                                                                               -----------    -----------
                                                                               $ 1,462,291    $ 1,462,291
                                                                               ===========    ===========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001



                       ARCH WIRELESS COMMUNICATIONS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)


None.




                       ARCH WIRELESS COMMUNICATIONS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE
                 Beginning      Amount
                    Tax      Withheld or                Ending Tax    Delinquent
                 Liability     Accrued     Amount Paid   Liability       Taxes
                 ---------     -------     -----------   ---------       -----
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE
             Total Due    0-30 days     31-60 days    61-90 days   Over 90 days
             ---------    ---------     ----------    ----------   ------------
None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                               DECEMBER 1,
                                                                MONTH ENDED      2001 TO
                                                               DECEMBER 31,   DECEMBER 31,
                                                                   2001           2001

Total revenues..............................................    $          --  $          --
Cost of products sold.......................................               --             --
                                                                -------------  -------------
                                                                           --             --
                                                                -------------  -------------
Operating expenses:
   Service, rental and maintenance..........................               --             --
   Selling..................................................               --             --
   General and administrative...............................               --             --
   Depreciation and amortization............................               --             --
   Other operating expense..................................               --             --
                                                                -------------  -------------
     Total operating expenses...............................               --             --
                                                                -------------  -------------
Operating income (loss).....................................               --             --
Interest expense, net.......................................               --             --
Other expense...............................................               --             --
                                                                -------------  -------------
Net income (loss)...........................................    $          --  $          --
                                                                =============  =============


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                           MONTH ENDED
                                                                                        DECEMBER 31, 2001
Cash flows from operating activities:
   Net income (loss)................................................................       $        --
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
     Depreciation and amortization..................................................                --
     Accounts receivable loss provision.............................................                --
     Changes in assets and liabilities, net of effect from acquisition of company:
        Accounts receivable.........................................................                --
        Inventories.................................................................                --
        Prepaid expenses and other..................................................                --
        Accounts payable and accrued expenses.......................................                --
        Customer deposits and deferred revenue......................................                --
        Other long-term liabilities.................................................                --
                                                                                           -----------
Net cash provided by operating activities...........................................                --
                                                                                           -----------

Cash flows from investing activities:
   Additions to property and equipment, net.........................................                --
   Additions to intangible and other assets.........................................                --
                                                                                           -----------
Net cash used for investing activities..............................................                --
                                                                                           -----------

Cash flows from financing activities:
   Issuance of long-term debt.......................................................                --
   Repayment of long-term debt......................................................                --
   Net proceeds from sale of common stock...........................................                --
                                                                                           -----------
Net cash provided by financing activities...........................................                --
                                                                                           -----------
Net (decrease) increase in cash and cash equivalents................................                --
Cash and cash equivalents, beginning of period......................................                --
                                                                                           -----------
Cash and cash equivalents, end of period............................................       $        --
                                                                                           ===========

Supplemental disclosure:
   Interest paid....................................................................       $        --
                                                                                           ===========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: December 2001



         The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

         The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS HOLDINGS, INC.
Case Number:      01-47332

                       CHAPTER 11 MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING December 31, 2001
                                          -----------------

         Comes Now, ARCH WIRELESS HOLDINGS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing December 1, 2001 and ending December 31, 2001 as shown by report and exhibits consisting of 33 pages and containing the following as indicated:

              X                 Monthly Reporting Questionnaire

              X                 Comparative Balance Sheets

              X                 Summary Accounts Receivable

              X                 Schedule Liabilities Not Subject to Compromise

              X                 Income Statement

              X                 Statement of Sources and Uses of Cash


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


      January 30, 2002                           DEBTOR-IN-POSSESSION
----------------------------
          Date

                                       By:  /s/ J. Roy Pottle
                                          ----------------------------------


                                       Name & Title: J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                       Address:      Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                       Telephone No.:(508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001
9



1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------
                                                  Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $  46,888.14    $  29,481.23    $  18,202.98    $  18,202.98
Lyndon R. Daniels
   President and Chief Operating Officer          29,779.48       18,694.82       10,768.34       10,768.34
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                              24,053.00       15,703.61        7,979.33        7,979.33
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                             18,270.94       11,649.81        6,197.01        6,197.01
John B. Saynor
   Executive Vice President Corporate
   Development                                    13,735.70        8,129.69        5,397.39        5,397.39
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                      16,652.08       11,154.49        4,928.47        4,928.47
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                  17,654.78       10,847.16        5,957.80        5,957.80
Christopher J. Madden
   Senior Vice President Human Resources          13,566.84        8,917.21        3,476.53        3,476.53
Gerald J. Cimmino
   Vice President and Treasurer                   12,910.40        8,702.27        3,612.53        3,612.53
George W. Hale
   Vice President and Controller                  11,244.80        7,622.49        2,736.17        2,736.17
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                       11,607.92        4,948.16        3,687.70        3,687.70
David G. Andersen
   President Western Division                     14,254.10       10,066.89        3,414.87        3,414.87
Antonio N. Battaglia
   President Northern Division                    16,266.44       10,628.79        4,878.23        4,878.23
Christopher A. Kollman
   President Southern Division                    15,483.92       10,116.73        5,087.71        5,087.71
                                               ------------    ------------    ------------    ------------
Total Executive Payroll:                       $ 262,368.54    $ 166,663.35    $  86,325.06    $  86,325.06
                                               ============    ============    ============    ============

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001


2.   Insurance: Is workers' compensation and other insurance in effect?   Yes
     Are payments current?   Yes   If any policy has lapsed, been replaced or
     renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Comprehensive Crime      Great American   $5,000,000      To be issued    2/15/02        $26,850       2/15/02
(renewed)
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Primary Property         Crum & Forster   $10,000,000     To be issued    12/15/02       $802,500      12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property & Cal    Clarendon
Quake                    National Ins     50% of
                         Company          $20,000,000     To be issued    12/15/02       $93,625       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property & Cal    Empire Fire &
Quake                    Marine Ins       50% of
                         Company          $20,000,000     To be issued    12/15/02       $93,625       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          The Hartford     $25,000,000     To be issued    12/15/02       $53,500       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          Travelers Ins    $20,000,000     To be issued    12/15/02       $96,300       12/15/02
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
Excess Property          Westchester      $25,000,000     To be issued    12/15/02       $32,100       12/15/02
                         Surplus Lines
                         Ins Company
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------


3.   Bank Accounts:

      The debtor has approximately 140 bank accounts. In order to minimize costs to the estate, the debtor has included a GAAP basis Statement of Cash Flow in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


4. Post-Petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                                      AMOUNT               DATE        CHECK #
--------------                                      ------               ----        -------
PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):
   TD Securities                                      $   1,025,000.00   12/14/01    EFT
   Cadwalader Wickersham and Taft                            88,444.00   12/21/01    EFT
    Bryan Cave                                               67,882.00   12/28/01    EFT
    TD Securities                                           125,000.00   12/31/01    EFT
PRE-PETITION DEBTS:
   Motorola                                           $   6,586,794.60   12/17/01    EFT
   Motorola                                                 105,127.47   12/24/01    1104023 & 1104024
   Motorola                                                 574,743.07   12/27/01    EFT
   Motorola                                                 358,216.54   12/28/01    EFT

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001



                          ARCH WIRELESS HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                                              NOVEMBER 30,     DECEMBER 31,
                                                                                  2001            2001
                                                                                  ----            ----
                                 ASSETS
   Current assets:
      Cash and cash equivalents ............................................   $    40,038    $    72,523
      Accounts receivable, net .............................................        95,247         85,928
      Inventories ..........................................................         1,802            820
      Prepaid expenses and other ...........................................        39,721         46,960
                                                                               -----------    -----------
        Total current assets ...............................................       176,808        206,231
                                                                               -----------    -----------
   Property and equipment, at cost .........................................     1,473,370      1,421,068
   Less accumulated depreciation and amortization ..........................    (1,063,058)    (1,028,653)
                                                                               -----------    -----------
   Property and equipment, net .............................................       410,312        392,415
                                                                               -----------    -----------
   Intangible and other assets (less accumulated amortization) .............         1,905            118
                                                                               -----------    -----------
                                                                               $   589,025    $   598,764
                                                                               ===========    ===========
              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
   Liabilities not subject to compromise:
      Accounts payable - post petition .....................................   $      --      $     8,718
      Accrued restructuring charges ........................................          --             --
      Accrued expenses .....................................................          --           64,257
      Accrued interest .....................................................          --             --
      Customer deposits and deferred revenue ...............................        55,597         53,948
       Other long-term liabilities .........................................        15,706         15,298
                                                                               -----------    -----------
        Total liabilities not subject to compromise ........................        71,303        142,221
                                                                               -----------    -----------
   Liabilities subject to compromise:
      Current maturities of long-term debt .................................     1,119,609      1,119,609
      Accounts payable - pre petition ......................................        19,387         21,790
      Accrued restructuring charges ........................................        19,473         17,496
      Accrued expenses .....................................................       104,047         45,664
      Accrued interest .....................................................        54,540         50,086
      Other long-term liabilities ..........................................        46,639         46,418
                                                                               -----------    -----------
        Total liabilities subject to compromise ............................     1,363,695      1,301,063
                                                                               -----------    -----------
   Deferred income taxes ...................................................         3,494           --
                                                                               -----------    -----------
   Stockholders' equity (deficit):
      Common stock--$.01 par value .........................................          --             --
      Additional paid-in capital ...........................................     1,462,291      1,462,291
      Accumulated deficit ..................................................    (2,311,758)    (2,306,811)
                                                                               -----------    -----------
        Total stockholders' equity (deficit) ...............................      (849,467)      (844,520)
                                                                               -----------    -----------
                                                                               $   589,025    $   598,764
                                                                               ===========    ===========


    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001


                          ARCH WIRELESS HOLDINGS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
November 30, 2001    $  160,529    $   11,751    $   57,654    $   32,578    $   16,814    $   41,732
  Less allowance        (45,449)                                                              (45,449)

December 31, 2001       150,195         9,976        55,403        31,355        15,946        37,515
  Less allowance        (41,789)                                                              (41,789)





The allowance for doubtful accounts is not derived on an aging bucket basis and has therefore been applied to the oldest bucket only.

Accounts receivable, net, on the balance sheet at December 31 reflects unapplied customer payments of $25.7 million and $3.2 million of installment sales and other items not reflected in the aging above.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001


                          ARCH WIRELESS HOLDINGS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
   Federal
   Withholding                      $  --       $ 2,259     $ 2,259     $  --       $   --
   FICA - Employee                     --         1,104       1,104        --           --
   FICA - Employer                     --         1,104       1,104        --           --
   Unemployment                        --             7           7        --           --
   Income                              --          --          --          --           --
                                    -------     -------     -------     -------     --------
      Total federal taxes              --         4,474       4,474        --           --
                                    -------     -------     -------     -------     --------

   State and local
   Withholding                            2         504         506        --           --
   Sales                              1,903       2,112       2,100       1,915         --
   Unemployment                          23          85         108        --           --
   Real and personal property         9,482       1,005         939       9,548         --
   Other                              5,328       2,218       2,590       4,956         --
                                    -------     -------     -------     -------     --------
      Total state and local taxes    16,738       5,924       6,243      16,419         --
                                    -------     -------     -------     -------     --------
      Total taxes payable           $16,738     $10,398     $10,717     $16,419     $   --
                                    =======     =======     =======     =======     ========


Payroll filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request.

Property and other taxes are accrued throughout the year but are only paid on a quarterly, semi-annual, or annual basis as required by the taxing authority.

The Debtor has filed final federal and state income tax returns for the years ended December 31, 1999 and 2000 and has made estimated income tax payments for 2001 where applicable.

SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
Post-petition secured debt              $      --      $      --       $      --       $      --       $      --
Post-petition unsecured debt                   --             --              --              --              --
Accrued interest payable                       --             --              --              --              --

Trade accounts payable                      8,718          8,718              --              --              --

Taxes payable (from above)                 16,419             --              --              --              --

Other expenses accrued but not yet
   payable                                 47,838             --              --              --              --
                                        ---------      ---------       ---------       ---------       ---------

Total liabilities not subject to
   compromise                           $  72,975      $   8,718       $      --       $      --       $      --
                                        =========      =========       =========       =========       =========

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001



                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                               DECEMBER 1,
                                                                MONTH ENDED      2001 TO
                                                                DECEMBER 31,   DECEMBER 31,
                                                                   2001           2001

Total revenues..............................................    $      77,822  $      77,822
Cost of products sold.......................................           (4,839)        (4,839)
                                                                -------------  -------------
                                                                       72,983         72,983
                                                                -------------  -------------
Operating expenses:
   Service, rental and maintenance..........................           21,737         21,737
   Selling..................................................            6,540          6,540
   General and administrative...............................           27,891         27,891
   Depreciation and amortization............................           14,882         14,882
   Other operating expenses.................................            5,156          5,156
                                                                -------------  -------------
     Total operating expenses...............................           76,206         76,206
                                                                -------------  -------------
Operating income (loss).....................................           (3,223)        (3,223)
Interest expense, net.......................................            4,263          4,263
Other income (expense)......................................              413            413
                                                                -------------  -------------
Income (loss) before income tax benefit.....................            1,453          1,453
Benefit from income taxes...................................            3,494          3,494
                                                                -------------  -------------
Net income (loss)...........................................    $       4,947  $       4,947
                                                                =============  =============



           Other operating expenses includes reorganization expenses
                           and restructuring charges.

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001



                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                       MONTH ENDED
                                                                                    DECEMBER 31, 2001
   Cash flows from operating activities:
      Net income (loss) .............................................................   $  4,946
      Adjustments to reconcile net income (loss) to net cash provided by operating activities:
        Depreciation and amortization ...............................................     14,882
        Deferred income tax benefit .................................................     (3,494)
        Gain on tower site sale .....................................................        260
        Accounts receivable loss provision ..........................................      5,663
        Changes in assets and liabilities, net of effect from acquisition of company:
           Accounts receivable ......................................................      3,656
           Inventories ..............................................................        982
           Prepaid expenses and other ...............................................     (7,239)
           Accounts payable and accrued expenses ....................................     12,352
           Customer deposits and deferred revenue ...................................     (1,649)
           Other long-term liabilities ..............................................       (858)
                                                                                        --------
   Net cash provided by operating activities ........................................     29,501
                                                                                        --------

   Cash flows from investing activities:
      Additions to property and equipment, net ......................................      2,984
      Additions to intangible and other assets ......................................       --
                                                                                        --------
   Net cash provided by investing activities ........................................      2,984
                                                                                        --------

   Cash flows from financing activities:
      Issuance of long-term debt ....................................................       --
      Repayment of long-term debt ...................................................       --
                                                                                        --------
   Net cash provided by financing activities ........................................       --
                                                                                        --------
   Net (decrease) increase in cash and cash equivalents .............................     32,485
   Cash and cash equivalents, beginning of period ...................................     40,038
                                                                                        --------
   Cash and cash equivalents, end of period .........................................   $ 72,523
                                                                                        ========

   Supplemental disclosure:
      Interest paid .................................................................   $    245
                                                                                        ========

    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: December 2001



         The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

         The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.